                                                                     EXHIBIT 4.2

       FORM OF STOCK CERTIFICATE -- EXCHANGEABLE FOR DEFINITIVE ENGRAVED
                      CERTIFICATE WHEN READY FOR DELIVERY

                              CLASS B COMMON STOCK

                                 PAR VALUE $.01

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO REDEMPTION BY THE CORPORATION AND TRANSFER BACK TO THE CORPORATION UNDER CERTAIN CIRCUMSTANCES. THEY ARE ALSO SUBJECT TO RESTRICTIONS ON TRANSFER. SEE THE REVERSE OF THIS CERTIFICATE.

                                            SHARES

                            MASTERCARD INCORPORATED

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                              THIS CERTIFIES THAT

    ------------------------------------------------------------------------

                                IS THE OWNER OF

    ------------------------------------------------------------------------

      FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS B COMMON STOCK OF

                            MASTERCARD INCORPORATED

transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed and subject to the transfer restrictions as set forth on the reverse of this certificate. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                                     DATED:

           ---------------------------------------------------------

                         COUNTERSIGNED AND REGISTERED:

------------------------------------------------------
                                            ------------------------------------

REGISTRAR                                   TRANSFER AGENT


------------------------------------------------------
                                            ------------------------------------

SECRETARY                                   PRESIDENT

                            MASTERCARD INCORPORATED

     THE SHARES OF CLASS B COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO REDEMPTION BY THE CORPORATION, TRANSFER BACK TO THE CORPORATION AND TO CERTAIN RESTRICTIONS ON TRANSFER, ALL AS CONTAINED IN THE CORPORATION'S CERTIFICATE OF INCORPORATION AND BYLAWS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF THE CORPORATION'S COMMON STOCK AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS AS ARE CONTAINED IN THE CORPORATION'S CERTIFICATE OF INCORPORATION AND BYLAWS; SUCH REQUEST MAY BE MADE TO THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common  UNIF  GIFT  MIN  ACT -- Custodian
                                                                    (Cust)               (Minor)
TEN ENT -- as tenants by the entireties                            under Uniform Gifts to Minors

JT TEN  -- as joint tenants with right of
  survivorship     Act
              and not as tenants in common                                               (State)



    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.



      For value received,           hereby sell, assign and transfer unto



    ------------------------------------------------------------------------


                     PLEASE INSERT SOCIAL SECURITY OR OTHER



    ------------------------------------------------------------------------


    ------------------------------------------------------------------------

    ------------------------------------------------------------------------

  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)



               ------------------------------------------  shares


      of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

    ------------------------------------------------------------------------
                                    ATTORNEY

     to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


                                     DATED:

                   ------------------------------------------

                                    NOTICE:


       THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
          WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR
            WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

                                        2